UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

Enerpulse Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54092	27-2969241
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (505) 842-5201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Definitive Material Agreement

Separation Agreement – Joseph E. Gonnella

On December 31, 2015, Enerpulse Technologies, Inc., a Nevada corporation (the “Company”) entered into a Separation Agreement (the “Separation Agreement”) with Mr. Joseph E. Gonnella, pursuant to which Mr. Gonnella’s employment with the Company terminated effective December 31, 2015 . In full satisfaction of all amounts owed to Mr. Gonnella for his services and for certain releases and indemnities provided for under the Separation Agreement, Mr. Gonnella shall receive severance in the form of an option to purchase up to 350,000 shares of the Company’s common stock, at an exercise price of $0.10 per share, vesting in eight quarterly increments beginning April 1, 2016, expiring ten years after the date of issuance, all in accordance with the terms of the Separation Agreement.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the provisions of the Separation Agreement filed as exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Officer

Effective December 31, 2015, the Company, received the resignation of Joseph Gonnella as the Company’s Chief Executive Officer. Mr. Gonnella announced his retirement but will continue to serve on the Board of Directors of the Company (the “Board”).

(c) Appointment of Officers

Effective December 31, 2015, the Board appointed Craig Porter, a member of the Board, as the Executive Chairman of the Board to replace Mr. Gonnella.

Effective December 31, 2015, the Board appointed Louis S. Camilli, the founder and current President and Chief Technology Officer of the Company, as the Company’s interim Chief Executive Officer of the Company, to fill the vacancy created by Mr. Gonnella’s resignation.

Mr. Camilli’s Professional History

Mr. Camilli has served as the President and Chief Technology officer of the Company since it was founded in May 1998. He is the developer of the Pulstar® technology in which the Company holds a patent. From December 1994 to May 1998, Mr. Camilli served as president of HDI Systems, Inc., the incubator for all technology commercialized by the Company, where he developed and patented the first pulse power ignition devices. None of the aforementioned companies are a parent, subsidiary or affiliate of the Company, except for Enerpulse, Inc. Mr. Camilli obtained a BA in Mathematics from Texas A&M University in 1968 and was awarded an Honorary Doctorate from the Mexican Ecological Movement in 1987 for air quality work conducted in Mexico City.

Other than as described above, Mr. Camilli has not previously held any position with the Company and there is no arrangement or understanding between Mr. Camilli and any other person(s) pursuant to which he was selected as on officer of the Company. Mr. Camilli has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Porter’s Professional History

Mr. Porter is the founder and President/CEO of The Renaissance Companies, a mid-market commercial general construction firm located in Scottsdale, Arizona. He founded Renaissance in 1991 capitalizing the start-up with $100,000 of borrowed funds. Under his leadership, the company grew to revenue in 2007 of 160 million dollars with a ROE of over 147%. During the first ten years of Craig’s career, he was employed in leadership positions with Bechtel Corporation, Ralph M. Parsons, Perini Building Company, The Trammel Crow Company, and the Del E. Webb Corporation.

Other than as described above, Mr. Porter has not previously held any position with the Company and there is no arrangement or understanding between Mr. Porter and any other person(s) pursuant to which he was selected as on officer of the Company. Mr. Porter has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The disclosure set forth under item 1.01 of this Current Report on Form 8-K is incorporated into this item.

Section 8 – Other Events

Item 8.01 Other Events.

On January 7, 2016, the Company issued a press release announcing the appointments of Mr. Camilli and Mr. Porter and the resignation of Mr. Gonnella. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities that may be offered in the United States will be offered only to accredited investors pursuant to Regulation D of the Securities Act.

The information set forth under Item 8.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description

10.1	Separation Agreement, dated December 31, 2015, with Joseph E. Gonnella

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enerpulse Technologies, Inc.

Date: January 8, 2016	By:	/s/ Louis S. Camilli
	Name:	Louis S. Camilli
	Title:	Chief Executive Officer